Intangible Assets, Net (Tables)	12 Months Ended
Mar. 31, 2026
Intangible Asset, Goodwill and Other [Abstract]
Schedule of Intangible Assets

As of March 31, 2026 and 2025, intangible assets consisted of the following:

	March 31,
	2026	2025
Patents	¥2,453	¥2,101
Trademarks	422	773
Software	16,753	-
Software – Work-in-progress	5,678	4,691
Total intangible assets	25,306	7,565
Less: Accumulated amortization	(3,239)	(461)
Total intangible assets, net	¥22,067	¥7,104